Exhibit 99.1

Sanchez Energy Corporation

Unaudited Pro Forma Combined Financial Information

On March 31, 2015, SEP Holdings III, LLC (the “Seller”), a wholly owned subsidiary of the Sanchez Energy Corporation (the “Company”), completed a transaction under a Purchase and Sale Agreement (the “Purchase Agreement”) with Sanchez Production Partners LP (“SPP” or the “Partnership”) and SPP’s wholly owned subsidiary, SEP Holdings IV, LLC (the “Buyer”) pursuant to which the Seller sold to the Buyer escalating amounts of partial working interests in 59 wellbores at existing producing intervals in the non-operated Palmetto Field in the Eagle Ford with proved reserves of approximately 5.2 MMBOE (the “Palmetto Sale”).The aggregate average working interest percentage initially conveyed was 18.25% per wellbore and, upon January 1 of each subsequent year after the closing, the Buyer’s working interest will automatically increase (and the Seller’s will correspondingly decrease) in incremental amounts until January 1, 2019, at which point the Buyer will own a 47.5% working interest and the Seller will own a 2.5% working interest in each of the wellbores. In exchange for these assets, the Buyer paid to the Seller cash consideration of $83.0 million (approximately $81.4 million as adjusted) in cash and issued 1,052,632 common units of the Partnership valued at approximately $2.0 million to the Seller. Also, in anticipation of the transaction, the Company entered into certain gas and oil hedging transactions related to the production of the wellbores with the Royal Bank of Canada. As part of the closing, the Company novated these hedges to SPP and the purchase price was adjusted upward to account for amounts the Company had paid under these hedges. The effective date of the sale was January 1, 2015.

On October 14, 2015, the Company and SN Catarina, LLC, a wholly-owned subsidiary of the Company (“Midstream Seller”), completed the sale of Midstream Seller’s interests in Catarina Midstream, LLC, a wholly-owned subsidiary of Midstream Seller (“Midstream”), which as of the closing owned (i) certain midstream gathering lines and associated assets and interests located in Dimmit County and Webb County, Texas and (ii) 105,263 common units of SPP, to SPP for approximately $345.8 million in cash, after post-closing adjustments (the “Western Catarina Midstream Divestiture”).In connection with the closing of the Western Catarina Midstream Divestiture, Midstream Seller and Midstream entered into a Firm Gathering and Processing Agreement (the “Gathering Agreement”) on October 14, 2015 for an initial term of 15 years under which production from approximately 35,000 acres in Dimmit County and Webb County, Texas will be dedicated for gathering by Midstream. In addition, for the first five years of the Gathering Agreement, Midstream Seller will be required to meet a minimum quarterly volume delivery commitment of 10,200 barrels per day of crude oil and condensate and 142,000 Mcf per day of natural gas, subject to certain adjustments. Midstream Seller will be required to pay gathering and processing fees of $0.96 per barrel for crude oil and condensate and $0.74 per Mcf for natural gas that are tendered through the gathering system, in each case, subject to an annual escalation for a positive increase in the consumer price index. In addition, Midstream Seller has, under certain circumstances, a right of first refusal during the term of the agreement and afterwards with respect to dispositions by Midstream of its ownership interest in the gathering system.

On December 14, 2016, SN Cotulla Assets, LLC (“SNC”), a wholly-owned subsidiary of the Company, completed the initial closing of the sale of certain oil and gas interests and associated assets located in Dimmit County, Frio County, LaSalle County, Zavala County and McMullen County, Texas (the “Cotulla Assets”) to Carrizo (Eagle Ford) LLC (“Carrizo Eagle Ford”), and completed a second closing on an additional portion of the Cotulla Assets on January 9, 2017 (collectively, the “Cotulla Transaction”), pursuant to a Purchase and Sale Agreement dated October 24, 2016 (the “Cotulla Purchase Agreement”) between SNC and Carrizo Eagle Ford, and, for the limited purposes set forth therein, the Company and Carrizo Oil & Gas, Inc. (“Carrizo”).To date, SNC has received aggregate cash consideration of approximately $160.6 million, which remains subject to post-closing adjustments and future closings. The effective date of the Cotulla Transaction is June 1, 2016 (the “Effective Date”).

The following unaudited pro forma combined financial information is based on the historical consolidated financial statements of the Company adjusted to reflect the acquisition of the Palmetto Sale, Western Catarina Midstream Divestiture and Cotulla Transaction. The Company’s historical consolidated balance sheet as of September 30, 2016, has been adjusted to reflect the pro forma effect of the Cotulla Transaction as if it had occurred on September 30, 2016.The Company’s historical consolidated statement of operations for the year ended December 31, 2015 and for the nine months ended September 30, 2016 and 2015 has also been adjusted to give pro forma effect to the Palmetto Sale, Western Catarina Midstream Divestiture and Cotulla Transaction as if they had occurred on January 1, 2015. The unaudited pro forma combined financial information should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2015.

The unaudited pro forma combined financial information is for informational purposes only and is not intended to represent or to be indicative of the combined results of operations or financial position that the Company

Sanchez Energy Corporation

Unaudited Pro Forma Combined Financial Information

would have reported had the Palmetto Sale, Western Catarina Midstream Divestiture and Cotulla Transaction been completed as of the dates set forth in this unaudited pro forma combined financial information and should not be taken as indicative of the Company’s future combined results of operations or financial position. The actual results may differ significantly from that reflected in the unaudited pro forma combined financial information for a number of reasons, including, but not limited to, differences in assumptions used to prepare the unaudited pro forma combined financial information and actual results.

Unaudited Pro Forma Combined

Balance Sheet as of September 30, 2016

	Sanchez Historical	Cotulla Transaction		Sanchez Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$328,529	$160,553	(a)	$489,082
Oil and natural gas receivables	34,382	(3,128)	(b)	31,254
Joint interest billings receivables	630	-		630
Accounts receivables - related entities	2,235	-		2,235
Fair value of derivative instruments	29,834	-		29,834
Other current assets	15,366	-		15,366
Total current assets	410,976	157,425		568,401
Oil and natural gas properties, at cost, using full cost method:
Proved oil and natural gas properties	3,128,200	(46,841)	(b)	3,081,359
Unproved oil and natural gas properties	271,418	(10,315)	(b)	261,103
Total oil and natural gas properties	3,399,618	(57,156)		3,342,462
Less: accumulated depreciation, depletion, amortization and impairment	(2,706,324)			(2,698,169)
Total oil and natural gas properties, net	693,294	(57,156)		636,138
Other assets:
Fair value of derivative instruments	2,741	-		2,741
Investments	53,126	-		53,126
Other assets	24,982	-		24,982
Total other assets	80,849	-		80,849
Total assets	$1,185,119	$100,269		$1,285,388

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,507	$-		$1,507
Other payables	2,225	-		2,225
Accrued liabilities	110,360	(2,433)	(b)	107,917
Deferred premium liability	8,183	-		8,183
Fair value of derivative instruments	3,727	-		3,727
Other current liabilities	19,856	-		19,856
Total current liabilities	145,858	(2,433)		143,415

Long term debt, net of premium, discount and debt issuance costs	1,710,634	-		1,710,634
Asset retirement obligations	28,667	(3,256)	(b)	25,411
Fair value of derivative instruments	2,293	-		2,293
Other liabilities	58,811	-		58,811
Total liabilities	1,946,263	(5,699)		1,940,564
Commitments and contingencies
Stockholders' equity:
Preferred stock	53	-		53
Common stock	663	-		663
Additional paid-in capital	1,101,361	-		1,101,361
Accumulated deficit	(1,863,221)	105,968	(c)	(1,757,253)
Total stockholders' equity	(761,144)	105,968		(655,176)
Total liabilities and stockholders' equity	$1,185,119	$100,269		$1,285,388

Unaudited Pro Forma Combined

Statement of Operations

For the Nine Months Ended September 30, 2016

	Sanchez Historical	Cotulla Transaction		Pro Forma Adjustments		Sanchez Pro Forma Combined
REVENUES:
Oil sales	$172,509	$(20,363)		$-		$152,146
Natural gas liquid sales	56,535	(1,861)		-		54,674
Natural gas sales	76,547	(1,993)		-		74,554
Total revenues	305,591	(24,217)	(a)	-		281,374

OPERATING COSTS AND EXPENSES:
Oil and natural gas production expenses	128,609	(10,262)	(b)	-		118,347
Production and ad valorem taxes	14,052	(1,465)	(c)	-		12,587
Depreciation, depletion, amortization and accretion	127,959	-		(4,375)	(d)	123,584
Impairment of oil and natural gas properties	169,046	-		91,650	(e)	260,696
General and administrative	70,399	-		-		70,399
Total operating costs and expenses	510,065	(11,727)		87,275		585,613
Operating loss	(204,474)	(12,490)		(87,275)		(304,239)

Other income (expense):
Interest income	629	-		-		629
Other expense	(196)	-		-		(196)
Interest expense	(95,225)	-		-		(95,225)
Earnings form equity investments	3,154	-		-		3,154
Net losses on commodity derivatives	(17,353)	-		-		(17,353)
Total other income (expense)	(108,991)	-		-		(108,991)
Loss before income taxes	(313,465)	(12,490)		(87,275)		(413,230)

Income tax expense	1,441	-		517	(f)	1,958
Net loss	(314,906)	(12,490)		(87,792)		(415,188)

Less:
Preferred stock dividends	(11,961)	-		-		(11,961)
Net income allocable to participating securities	-	-		-		-
Net loss attributable to common stockholders	$(326,867)	$(12,490)		$(87,792)		$(427,149)

Net loss per common share - basic and diluted	$(5.56)					$(7.27)
Weighted average number of shares	58,782					58,782

Unaudited Pro Forma Combined

Statement of Operations

For the Year Ended December 31, 2015

	Sanchez Historical	Palmetto Sale		Western Catarina Midstream Divestiture		Cotulla Transaction		Pro Forma Adjustments		Sanchez Pro Forma Combined
REVENUES:
Oil sales	$307,971	$(2,845)		$-		$(59,406)		$-		$245,720
Natural gas liquid sales	69,011	(196)		-		(2,964)		-		65,851
Natural gas sales	98,797	(202)		-		(4,418)		-		94,177
Total revenues	475,779	(3,243)	(a)	-		(66,788)	(a)	-		405,748

OPERATING COSTS AND EXPENSES:
Oil and natural gas production expenses	156,528	(753)	(b)	12,454	(b)	(22,068)	(b)	-		146,161
Production and ad valorem taxes	26,870	(339)	(c)	-		(4,389)	(c)	-		22,142
Depreciation, depletion, amortization and accretion	344,572	-		-		-		(35,997)	(d)	308,575
Impairment of oil and natural gas properties	1,365,000	-		-		-		(49,613)	(e)	1,315,387
General and administrative	74,160	-		-		-		-		74,160
Total operating costs and expenses	1,967,130	(1,092)		12,454		(26,457)		(85,610)		1,866,425
Operating income (loss)	(1,491,351)	(2,151)		(12,454)		(40,331)		85,610		(1,460,677)

Other income (expense):
Interest income	443	-		-		-		-		443
Other expense	(2,606)	-		-		-		-		(2,606)
Interest expense	(126,399)	-		-		-		-		(126,399)
Net gains on commodity derivatives	172,886	-		-		-		-		172,886
Total other income (expense)	44,324	-		-		-		-		44,324
Income (loss) before income taxes	(1,447,027)	(2,151)		(12,454)		(40,331)		85,610		(1,416,353)

Income tax expense	7,600	-		-		-		(161)	(f)	7,439
Net income (loss)	(1,454,627)	(2,151)		(12,454)		(40,331)		85,771		(1,423,792)

Less:
Preferred stock dividends	(16,008)	-		-		-		-		(16,008)
Net income allocable to participating securities	-	-		-		-		-		-
Net income (loss) attributable to common stockholders	$(1,470,635)	$(2,151)		$(12,454)		$(40,331)		$85,902		$(1,439,800)

Net income (loss) per common share - basic and diluted	$(25.70)									$(25.16)
Weighted average number of shares	57,229									57,229

Unaudited Pro Forma Combined

Statement of Operations

For the Nine Months Ended September 30, 2015

	Sanchez Historical	Palmetto Sale		Western Catarina Midstream Divestiture		Cotulla Transaction		Pro Forma Adjustments		Sanchez Pro Forma Combined
REVENUES:
Oil sales	$244,554	$(2,845)		$-		$(50,362)		$-		$191,347
Natural gas liquid sales	48,602	(196)	-	-		(2,253)		-		46,153
Natural gas sales	73,091	(202)	-	-		(3,654)		-		69,235
Total revenues	366,247	(3,243)	(a)	-		(56,269)	(a)	-		306,735

OPERATING COSTS AND EXPENSES:
Oil and natural gas production expenses	110,166	(753)	(b)	11,799	(b)	(17,707)	(b)	-		103,505
Production and ad valorem taxes	20,011	(339)	(c)	-		(3,761)	(c)	-		15,911
Depreciation, depletion, amortization and accretion	296,541	-		-		-		(41,570)	(d)	254,971
Impairment of oil and natural gas properties	1,365,000	-		-		-		(178,924)	(e)	1,186,076
General and administrative	59,290	-		-		-		-		59,290
Total operating costs and expenses	1,851,008	(1,092)		11,799		(21,468)		(220,494)		1,619,753
Operating income (loss)	(1,484,761)	(2,151)		(11,799)		(34,801)		220,494		(1,313,018)

Other income (expense):
Interest income	249	-		-		-		-		249
Other expense	(2,053)	-		-		-		-		(2,053)
Interest expense	(94,500)	-		-		-		-		(94,500)
Earnings form equity investments	-	-		-		-		-		-
Net gains on commodity derivatives	111,550	-		-		-		-		111,550
Total other income (expense)	15,246	-		-		-		-		15,246
Income (loss) before income taxes	(1,469,515)	(2,151)		(11,799)		(34,801)		220,494		(1,297,772)

Income tax expense	7,600	-		-		-		(902)	(f)	6,698
Net income (loss)	(1,477,115)	(2,151)		(11,799)		(34,801)		221,396		(1,304,470)

Less:
Preferred stock dividends	(11,973)	-		-		-		-		(11,973)
Net income allocable to participating securities	-	-		-		-		-		-
Net income (loss) attributable to common stockholders	$(1,489,088)	$(2,151)		$(11,799)		$(34,801)		$221,396		$(1,316,443)

Net income (loss) per common share - basic and diluted	$(26.06)									$(23.04)
Weighted average number of shares	57,141									57,141

Notes to Unaudited Pro Forma Combined Financial Information

Notes to the Unaudited Pro Forma Combined Balance Sheet

The unaudited pro forma combined balance sheet as of September 30, 2016, includes adjustments to reflect the following:

(a)	Represents the aggregate cash consideration received from Carrizo for the Cotulla Assets as of January 9, 2017.
(b)

Reflects the elimination of assets and liabilities attributable to the Cotulla Transaction in 2016. These adjustments include decreases in proved and unproved properties, a decrease in oil and natural gas receivables and decreases in liabilities for accrued capital expenditures, accrued operating expenditures, and asset retirement obligations.

(c)

Reflects the gain of $117 million arising from the Cotulla Transaction as of January 9, 2017. This estimated gain has not been reflected in the pro forma consolidated statement of operations as it is considered to be nonrecurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential future post-closing adjustments under the terms of the Cotulla Purchase Agreement. The adjustment also reflects the changes in depletion, ceiling impairment, and accretion assumed to have occurred during the year ended December 31, 2015.

Notes to the Unaudited Pro Forma Combined Statements of Operations

The unaudited pro forma combined statements of operations for the nine months ended September 30, 2016 and 2015 and the year ended December 31, 2015 include adjustments to reflect the following:

(a)	Represents the changes in oil, natural gas liquids and natural gas sales resulting from the Palmetto Sale and Cotulla Transaction completed during 2015 and 2016, respectively.
(b)	Represents the changes in oil and natural gas production expenses resulting from the Palmetto Sale, Western Catarina Midstream Divestiture and Cotulla Transaction completed during 2015 and 2016.
(c)	Represents the changes in production taxes resulting from the Palmetto Sale and Cotulla Transaction completed during 2015 and 2016, respectively.
(d)

Represents the changes in depletion, depreciation, accretion, and amortization expense resulting from the Palmetto Sale, Western Catarina Midstream Divestiture and Cotulla Transaction completed during 2015 and 2016.

(e)

Represents the change in ceiling impairment of oil and natural gas properties related to the pro forma effects of removing the Palmetto assets, Western Catarina Midstream assets and Cotulla assets divested during 2015 and 2016.

(f)

Represents the change in income tax expense related to the pro forma effects of removing operations of the Palmetto assets, Western Catarina Midstream assets and Cotulla Assets divested during 2015 and 2016.